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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2004

CARTER'S, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31829 (Commission File Number)	13-3912933 (I.R.S. Employer Identification No.)
The Proscenium 1170 Peachtree Street NE, Suite 900 Atlanta, Georgia 30309 (Address of principal executive offices including zip code)
(404) 745-2700 Registrant's telephone number, including area code:

Item 7.    Financial Statements and Exhibits.

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits—The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release of Carter's, Inc. dated April 27, 2004

Item 12.    Results of Operations and Financial Condition.

        On April 27, 2004, Carter's, Inc. issued a press release announcing its financial results for its first quarter ended April 3, 2004. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER'S, INC.
By:	/s/ MICHAEL D. CASEY Name: Michael D. Casey Title: Executive Vice President and Chief Financial Officer

Date: April 27, 2004

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release of Carter's, Inc. dated April 27, 2004.

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SIGNATURES
EXHIBIT INDEX